Exhibit 99.1
News from Conduent

Conduent Incorporated 100 Campus Drive Florham Park, N.J. 07932 www.Conduent.com

Conduent Announces Agreement to Sell Its Tolling Business to
Quarterhill Inc. for $70 Million
Conduent Will Also Receive a 7% Interest in Quarterhill Inc.
Conduent Bolsters Financial Position
Tolling Agreement Follows Recently Announced Agreement to Sell Its Public Transit Business.
FLORHAM PARK, N.J., [June 30, 2026] — Conduent Incorporated (Nasdaq: CNDT), a global technology‑driven business solutions and services provider, today announced that it has entered into a definitive agreement to sell its Tolling business (a division of Conduent Transportation) to Quarterhill Inc. (TSX: QTRH) (OTCQX: QTRHF), a leading global provider of intelligent transportation system solutions.
The sale has a purchase price of $70 million in cash, and Quarterhill will assume most liabilities associated with the business, including all surety bond obligations, further improving Conduent’s financial profile. The structure of the transaction enhances Conduent’s financial flexibility and reduces exposure to non-core obligations.
The transaction is expected to close before the end of 2026.
This agreement follows a separate transaction, announced in May, to sell the Public Transit business, also part of Conduent’s Transportation division, which is similarly expected to close before the end of 2026.
Together, these transactions simplify Conduent’s portfolio and increase focus on its core businesses, enhancing the predictability and durability of Conduent’s earnings profile.
“This Tolling transaction, alongside the previously announced Public Transit agreement, advances our strategy to simplify our portfolio, sharpen focus on our core businesses, and strengthen our financial foundation,” said Harsha V. Agadi, Conduent President and Chief Executive Officer. “We are continuing our strategic journey to enhance long-term value creation, including simplifying our business, strengthening the balance sheet, and increasing sustainable free cash flow.
“With more than four decades of experience in tolling, Quarterhill is extremely well positioned to support the Conduent Tolling team and its clients. As we move toward closing, we remain committed to delivering outstanding quality and performance for all Transportation clients while ensuring smooth transitions for both clients and associates.”
As part of the transaction, Conduent will also receive a 7% interest in Quarterhill Inc. along with registration rights and board observer rights, providing potential upside participation in future value creation.
With operations in the United States and United Kingdom, Conduent’s Tolling business provides mission‑critical technology that enables all‑electronic tolling, roadside and back‑office processing, image review, violation enforcement, and analytics. It supports more than 14 million tolling transactions per day.

Exhibit 99.1
Additional details of the transaction are outlined in Conduent’s 8-K filed with the U.S. Securities and Exchange Commission (SEC) today.
About Conduent
Conduent delivers digital business solutions and services spanning the commercial, government and transportation spectrum – creating valuable outcomes for its clients and the millions of people who count on them. The Company leverages cloud computing, artificial intelligence, machine learning, automation and advanced analytics to deliver mission-critical solutions. Through a dedicated global team of approximately 48,000 associates, process expertise and advanced technologies, Conduent’s solutions and services digitally transform its clients’ operations to enhance customer experiences, improve performance, increase efficiencies and reduce costs. Conduent adds momentum to its clients’ missions in many ways including disbursing approximately $80 billion in government payments annually, enabling approximately 2.0 billion customer service interactions annually, empowering millions of employees through HR services every year and processing over 14 million tolling transactions every day. Learn more at www.conduent.com.
About Quarterhill
Quarterhill is a global leader in the Intelligent Transportation System (ITS) industry, advancing mobility through smart infrastructure solutions that reduce congestion, improve roadway safety, and create more sustainable travel. Each year, Quarterhill's platforms process billions of transactions, perform compliance and safety inspections on millions of commercial vehicles, and enable transportation agencies worldwide to optimize thousands of lanes of traffic to improve travel for everyone. Leveraging advanced artificial intelligence and machine learning technologies, Quarterhill's platform delivers automation and predictive insight to help agencies manage transportation networks more efficiently. By working in close partnership with governments, communities, and industry leaders, Quarterhill is building today's connected roadways while shaping the next generation of intelligent, resilient mobility. Quarterhill is listed on the TSX under the symbol QTRH and on the OTCQX Best Market under the symbol QTRHF. Learn more at www.quarterhill.com.
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Media Contacts:
Remy Kaul, Conduent, remy.kaul@conduent.com

Investor Relations Contact:
Conduent, ir@conduent.com

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Trademarks
Conduent is a trademark of Conduent Incorporated in the United States and/or other countries. Other names may be trademarks of their respective owners.

Forward-Looking Statements
This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” "plan," “intend,” “will,” “aim,” “should,” “could,” “forecast,” “target,” “may,” "continue to," “endeavor,” "if,” “growing,” “projected,” “potential,” “likely,” "see," "ahead," "further," "going forward," "on the horizon," and similar expressions (including the negative and plural forms of such words and phrases), as they relate to us, are

Exhibit 99.1
intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact included in this press release are forward-looking statements, including, but not limited to, all statements regarding the sale of Conduent’s Tolling business, including that such transaction will be consummated and the timing of such consummation, expectations regarding our strategy to simplify our portfolio, sharpen our focus, strengthen our financial foundation, and drive value for our shareholders, clients and employees. These statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, many of which are outside of our control, that could cause actual results to differ materially from those expected or implied by such forward-looking statements contained in this press release, any exhibits to this press release and other public statements we make. Important factors and uncertainties that could cause actual results to differ materially from those in our forward-looking statements include, but are not limited to: Conduent’s ability to realize the benefits anticipated from the sale of its Tolling business, including as a result of a delay or failure to obtain certain required regulatory approvals or the failure of any other condition to the closing of the transaction such that the closing of the transaction is delayed or does not occur; unexpected costs, liabilities or delays in connection with the proposed transaction; the significant transaction costs associated with the proposed transaction; negative effects of the announcement, pendency or consummation of the transaction on the market price of our common stock or operating results, including as a result of changes in key customer, supplier, employee or other business relationships; the risk of litigation or regulatory actions; our inability to retain and hire key personnel; the risk that certain contractual restrictions contained in the definitive transaction agreement during the pendency of the proposed transaction could adversely affect our ability to pursue business opportunities or strategic transactions; and other factors that are set forth in the “Risk Factors” and other sections of our Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with or furnished to the Securities and Exchange Commission. Any forward-looking statements made by us in this press release speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether because of new information, subsequent events or otherwise, except as required by law.